                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY
================================================================================



                                FERRELLGAS, INC.

                                   as Obligor

                                  $250,000,000
                     11-5/8% Senior Subordinated Debentures
                             due December 15, 2003


________________________________________________________________________________

                                   INDENTURE

                          Dated as of December 1, 1991

________________________________________________________________________________

                  Norwest Bank Minnesota, National Association

                                    Trustee







================================================================================

                             CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                                             Indenture Section
- ---------------                                         -----------------
 310(a)(1).....................................................        7.10
    (a)(2).....................................................        7.10
    (a)(3).....................................................        N.A.
    (a)(4).....................................................        N.A.
    (b)........................................................  7.08;7.10;
    (c)........................................................        N.A.
 311(a)........................................................        7.11
    (b)........................................................        7.11
    (c)........................................................        N.A.
 312(a)........................................................        2.05
    (b)........................................................        N.A.
    (c)........................................................        N.A.
 313(a)........................................................        7.06
    (b)(1).....................................................        N.A.
    (b)(2).....................................................        7.06
    (c)........................................................        7.06
    (d)........................................................        7.06
 314(a)........................................................        4.03
    (b)........................................................        N.A.
    (c)(1).....................................................        N.A.
    (c)(2).....................................................        N.A.
    (c)(3).....................................................        N.A.
    (d)........................................................        N.A.
    (e)........................................................        N.A.
    (f)........................................................        N.A.
 315(a)........................................................     7.01(2)
    (b)........................................................        7.05
    (c)........................................................     7.01(1)
    (d)........................................................     7.01(3)
    (e)........................................................       6.112
 316(a) (last sentence)........................................        2.09
    (a)(1)(A)..................................................        6.05
    (a)(1)(B)..................................................        6.04
    (a)(2).....................................................        N.A.
    (b)........................................................        6.07
 317(a)(1).....................................................        6.08
    (a)(2).....................................................        6.09
    (b)........................................................        2.04
 318(a)........................................................        N.A.

N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

 Section 1.01.      Definitions.............................................   1
 Section 1.02.      Other Definitions.......................................   9
 Section 1.03.      Incorporation by Reference of Trust
                    Indenture Act. .........................................  10
 Section 1.04.      Rules of Construction...................................  10

                                   ARTICLE 2
                                 THE SECURITIES

 Section 2.01.      Form and Dating.........................................  11
 Section 2.02.      Execution and Authentication............................  11
 Section 2.03.      Registrar and Paving Agent..............................  12
 Section 2.04.      Paying Agent to Hold Money in Trust.....................  12
 Section 2.05.      Security-holder Lists...................................  13
 Section 2.06.      Transfer and Exchange...................................  13
 Section 2.07.      Replacement Securities..................................  14
 Section 2.08.      Outstanding Securities..................................  14
 Section 2.09.      Treasury Securities.....................................  15
 Section 2.10.      Temporary Securities....................................  15
 Section 2.11.      Cancellation............................................  15
 Section 2.12.      Defaulted Interest......................................  16

                                   ARTICLE 3
                                 REDEMPTION

 Section 3.01.      Notices to Trustee......................................  16
 Section 3.02.      Selection of Securities to Be
                    Redeemed................................................  17
 Section 3.03.      Notice of Redemption....................................  17
 Section 3.04.      Effect of Notice Of Redemption..........................  18
 Section 3.05.      Deposit of Redemption Price.............................  18
 Section 3.06.      Securities Redeemed in Part.............................  19
 Section 3.07.      Optional Redemption.....................................  19
 Section 3.08.      Mandatory Redemption....................................  19
 Section 3.09.      Offer to Redeem by Application of
                    Net Proceeds............................................  19

                                   ARTICLE 4
                                   COVENANTS

 Section 4.01.      Payment of Securities...................................  20
 Section 4.02.      Maintenance of Office or Agency.........................  21
 Section 4.03.      SEC Reports.............................................  22

                                       1


 Section 4.04.      Compliance Certificate..................................  23
 Section 4.05.      Taxes...................................................  24
 Section 4.06.      Stay, Extension and Usury Laws..........................  24
 Section 4.07.      Limitation on Restricted Payments.......................  24
 Section 4.08.      Limitation on Dividend and Other
                    Payment Restrictions Affecting
                    Subsidiaries............................................  27
 Section 4.09.      Limitation on Additional Debt...........................  28
 Section 4.10.      Sale of Assets..........................................  30
 Section 4.11.      Limitation on Transactions With
                    Affiliates..............................................  33
 Section 4.12.      Limitation on Liens.....................................  33
 Section 4.13.      Corporate Existence.....................................  35
 Section 4.14.      Liquidation.............................................  36
 Section 4.15.      No Senior Subordinated Debt.............................  37
 Section 4.16.      Change of Control.......................................  37

                                   ARTICLE 5
                                   SUCCESSORS

 Section 5.01.      When the Company May Merge, etc. .......................  40
 Section 5.02.      Successor Corporation Substituted. .....................  41

                                   ARTICLE 6
                             DEFAULTS AND REMEDIES

 Section 6.01.      Events of Default.......................................  41
 Section 6.02.      Acceleration............................................  43
 Section 6.03.      Other Remedies..........................................  44
 Section 6.04.      Waiver of Past Defaults.................................  44
 Section 6.05.      Control by Majority.....................................  45
 Section 6.06.      Limitation on Suits.....................................  45
 Section 6.07.      Rights of Holders to Receive
                    Payment.................................................  45
 Section 6.08.      Collection Suit by Trustee..............................  46
 Section 6.09.      Trustee May File Proofs of Claim........................  46
 Section 6.10.      Priorities..............................................  47
 Section 6.11.      Undertaking for Costs...................................  47

                                   ARTICLE 7
                                    TRUSTEE

 Section 7.01.      Duties of Trustee.......................................  48
 Section 7.02.      Rights of Trustee.......................................  49
 Section 7.03.      Individual Rights of Trustee............................  49
 Section 7.04.      Trustee's Disclaimer....................................  50
 Section 7.05.      Notice of Defaults......................................  50
 Section 7.06.      Reports by Trustee to Holders...........................  50
 Section 7.07.      Compensation and Indemnity..............................  51
 Section 7.08.      Replacement of Trustee..................................  52



 Section 7.09.      Successor Trustee by Merger, etc. ......................  53
 Section 7.10.      Eligibility; Disqualification...........................  53
 Section 7.11.      Preferential Collection of Claims
                    Against Company.........................................  53

                                   ARTICLE 8
                             DISCHARGE OF INDENTURE

 Section 8.01.      Termination of Company's
                    Obligations.............................................  53
 Section 8.02.      Application of Trust Money..............................  55
 Section 8.03.      Repayment to Company....................................  55
 Section 8.04.      Reinstatement...........................................  55

                                   ARTICLE 9
                                   AMENDMENTS

 Section 9.01.      Without Consent of Holders..............................  56
 Section 9.02.      With Consent of Holders.................................  57
 Section 9.03.      Compliance with Trust Indenture Act.....................  58
 Section 9.04.      Revocation and Effect of Consents.......................  58
 Section 9.05.      Notation on or Exchange of
                    Securities..............................................  59
 Section 9.06.      Trustee to Sign Amendments, etc.........................  59

                                   ARTICLE 10
                                 SUBORDINATION

 Section 10.01.     Agreement to Subordinate................................  59
 Section 10.02.     Certain Definitions.....................................  59
 Section 10.03.     Liquidation; Dissolution;
                    Bankruptcy..............................................  60
 Section 10.04.     Default on Senior Indebtedness..........................  61
 Section 10.05.     Acceleration of Securities..............................  62
 Section 10.06.     When Distribution Must Be Paid Over.
                                                                              62
 Section 10.07.     Notice by Company.......................................  63
 Section 10.08.     Subrogation.............................................  63
 Section 10.09.     Relative Rights.........................................  63
 Section 10.10.     Subordination May Not Be Impaired by
                    the Company.............................................  64
 Section 10.11.     Distribution or Notice to
                    Representative..........................................  64
 Section 10.12.     Rights of Trustee and Paying Agent......................  64
 Section 10.13.     Authorization to Effect
                    Subordination...........................................  65

                                   ARTICLE 11

                                 MISCELLANEOUS

 Section 11.01.     Trust Indenture Act Controls............................  65
 Section 11.02.     Notices.................................................  65
 Section 11.03.     Communication by Holders with Other
                    Holders.................................................  67
 Section 11.04.     Certificate and Opinion as to
                    Conditions Precedent....................................  67
 Section 11.05.     Statements Required in Certificate
                    or Opinion..............................................  67
 Section 11.06.     Rules by Trustee and Agents.............................  68
 Section 11.07.     Legal Holidays..........................................  68
 Section 11.08.     No Recourse Against Others..............................  68
 Section 11.09.     Duplicate Originals.....................................  68
 Section 11.10.     Governing Law...........................................  69
 Section 11.11.     No Adverse Interpretation of Other
                    Agreements..............................................  69
 Section 11.12.     Successors..............................................  69
 Section 11.13.     Severability............................................  69
 Section 11.14.     Counterpart Originals...................................  69
 Section 11.15.     Table of Contents, Headings, etc........................  69


SIGNATURES

EXHBIT A            FORM OF SECURITY

          INDENTURE dated as of December 1, 1991 among Ferrellgas, Inc., a Delaware corporation (the "Company") and Norwest Bank Minnesota, National Association, as trustee ("Trustee").

          Each party agrees as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 11-5/8% Senior Subordinated Notes due December 15, 2003 (the "Securities"):


                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01.  Definitions.
- ------------   -----------

          "Affiliate" of any specified person means any other person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. A person shall be deemed to "control" (including the correlative meanings, the terms "controlling," "controlled by," and "under common control with"), another person if the controlling person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled person, whether through ownership of voting securities, by agreement or otherwise; provided, however, that the
                                                 --------  -------
beneficial ownership of 10% or more of the voting securities of a person shall be deemed to constitute control.

          "Agent" means any Registrar, Paying Agent or co-registrar.
           -----

          "Board of Directors" means the Board of Directors of the Company, or
           ------------------
any authorized committee of the Board of Directors.

          "Business Day" means any day other than a Legal Holiday.
           ------------

          "Capital Lease" means, at the time any determination thereof is to be
           -------------
made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment would be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

          "Capital Lease Obligation" means, at the time any determination
           ------------------------
thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with generally accepted accounting principles.

          "Capital Stock" means any and all shares, interests, participation or
           -------------
other equivalents (however designated) of corporate stock or partnership interests.

          "Cash Flow Coverage Ratio" means the ratio of
           ------------------------

Consolidated Cash Flow to Fixed Charges.

          "Class B Stock" means the Class B Common Stock, no par value, of
           -------------
Ferrell.

          "Company" means the party named as such above, or any other obligor
           -------
hereunder and under the Securities, unless and until a successor replaces it in accordance with Article 5 hereof and thereafter includes such successor.

          "Consolidated Cash Flow" means, with respect to any person for any
           ----------------------
period, the Consolidated Net Income of such person for such period plus (a) an amount equal to any net loss realized upon the sale or other disposition of any asset or property outside of the ordinary course of business (to the extent such loss was deducted in computing Consolidated Net Income), plus (b) provision for taxes based on income or profits to the extent such provision for taxes was included in computing Consolidated Net Income, plus (c) consolidated interest expense (net of interest income), whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of original issue discount, non-cash interest payments and the interest component of capital leases but excluding the amortization of deferred financing costs), plus (d) all depreciation, amortization and other non-cash charges, to the extent such depreciation, amortization and other non-cash charges were deducted in computing Consolidated Net Income (including amortization of goodwill and other intangibles).

          "Consolidated Net Income" means, with respect to any person for any
           -----------------------
period, the aggregate of the Net Income of such person and its subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles, provided that (i) the Net Income of any person that (A) is not a subsidiary, (B) is an Unrestricted Subsidiary or (C) is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent person or a subsidiary thereof (of which at least 80% of the capital stock having ordinary voting power for the election of directors or other governing body of such subsidiary is owned by the referent person directly or indirectly through one or more subsidiaries), (ii) the Net Income of any person that is a subsidiary (other than an Unrestricted Subsidiary or a subsidiary of which at least 80% of the capital stock having ordinary voting power for the election of directors or other governing body of such subsidiary is owned by the referent person, directly or indirectly, through one or more subsidiaries) shall be included only to the extent of the lesser of (a) the amount of dividends or distributions paid to the referent person or a subsidiary (of which at least 80% of the capital stock having ordinary voting power for the election of directors or other governing body of such subsidiary is owned by the referent person directly or indirectly through one or more subsidiaries), or (b) the Net Income of such person, and (iii) the Net Income of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

          "Consolidated Net Worth" means, with respect to any person, the sum of
           ----------------------
(i) the consolidated equity of the common stockholders of such person and its consolidated subsidiaries plus (ii) the respective amounts reported on such person's most recent balance sheet with respect to any series of preferred stock (other than Disqualified Stock) which by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such person upon issuance of such preferred stock, all as determined on a consolidated basis, less (x) all write-ups (other than write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to the date of the most recent fiscal quarter in the book value of any asset owned by such person or a consolidated subsidiary of such person, (y) all investments in unconsolidated subsidiaries and in persons that are not subsidiaries (except, in each case, investments in marketable securities) and (z) all unamortized debt discount and expense and unamortized deferred charges, all of the foregoing determined in accordance with generally accepted accounting principles.

          "Contributions" means any loans, cash advances, investments, capital
           -------------
contributions or other transfers of assets by the Company or its subsidiaries to or for the benefit of any Affiliate of the Company or its subsidiaries, and any guarantee, and the assumption of any liability (primary or contingent), by the Company or its subsidiaries with respect to any obligations of any kind of any Affiliate of the Company or its subsidiaries.


          "Corporate Trust Office of the Trustee" shall be at the address of the
           -------------------------------------
Trustee specified in Section 11.02 or such other address as the Trustee may give notice to the Company.

          "Credit Agent" means, respectively, each of the persons named as agent
           ------------
for financial institutions in connection with a Credit Agreement, from time to time, and their respective successors and assigns.

          "Credit Agreement" means, respectively, the Loan Agreement and each
           ----------------
other agreement with the parties thereto and/or any other persons that provides for working capital borrowings (including letters of credit) and, in each case, as amended, modified, extended or renewed or as any or all of the foregoing may be refunded or refinanced, from time to time.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Disqualified Stock" means any capital stock that, by its terms (or by
          --------------------
the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Holder thereof, in whole or in part, on or prior to December 15, 2003.

          "Employee Stock Investment Plan" means any plan adopted by the Company
           ------------------------------
and Ferrell pursuant to which selected employees of the Company will be afforded the opportunity to purchase common stock of Ferrell.

          "Equity Interests" means capital stock or other equity interests or
           ----------------
warrants, options or other rights to acquire, or that are measured in relation to, capital stock or other equity interests (but excluding any debt security that is convertible into, or exchangeable for, capital stock and cash payments to employees under current and future long-term incentive compensation plans).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Existing Indebtedness" means (i) all Indebtedness and capital lease
           ---------------------
obligations of the Company and its subsidiaries and (ii) all Indebtedness relating to letters of credit of the Company and its subsidiaries, in each case, in existence on the date of the Indenture, until such amounts are repaid.

          "Ferrell" means Ferrell Companies, Inc., a Kansas corporation and the
           -------
parent of the Company.

          "Fixed Charges" means, with respect to any person for any period, the
           -------------
sum of (a) the consolidated interest expense (net of interest income) of such person (excluding consolidated interest expense of Unrestricted Subsidiaries), whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income of such person (including amortization of original issue discount, non-cash interest payments and the interest component of capital leases, but not including the amortization of deferred financing charges), plus
(b) the product of (i) the amount of all cash dividend payments on any series of preferred stock of such person times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective federal, state and local tax rate of such person (expressed as a decimal), in each case, on a consolidated basis and in accordance with generally accepted accounting principles.

          "Guaranty" means a guaranty (other than by endorsement of negotiable
           --------
instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

          "Holder" means a person in whose name a security is registered.
           ------

          "Indebtedness" means any indebtedness, whether or not contingent, in
           ------------
respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability on a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles, and also includes (without duplication), to the extent not otherwise included, the guarantee of items that would be included within this definition.

          "Indenture" means this Indenture, as amended or supplemented from time
           ---------
to time.

          "Insurance Company Subsidiary" means any subsidiary of the Company
           ----------------------------
organized to engage solely and exclusively in the business of reinsuring the Company's, its subsidiaries' and Affiliates' self insurance programs or other similar forms of retained insurable risks for their respective retail propane businesses.

          "International Subsidiary" means Ferrellgas International (F.L.)
           ------------------------
Establishment, Vaduz, a Liechtenstein Anstalt.

          "Liberty" means One Liberty Oil Company, a Missouri corporation, which
           -------
is a wholly owned subsidiary of Ferrell.

          "Lien" means any mortgage, lien, pledge, charge, security interest or
           ----
other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give any security interest in and any filing or other agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Loan Agreement" means the Loan Agreement, dated as of July 17, 1990,
           --------------
among the Company, Ferrell, Liberty, Wells Fargo Bank, National Association, as Loan Agent, and certain financial institutions party thereto, as amended, modified, extended, renewed, refunded or refinanced from time to time.

          "Net Income" of any person means the net income (loss) of such person,
           ----------
determined in accordance with generally accepted accounting principles, excluding, however, any gain (but not loss), together with any related provision for taxes on such gain, realized upon the sale or other disposition (including, without limitation, dispositions pursuant to sale and leaseback transactions) of any asset or property outside of the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition by such person of any capital stock or marketable securities.

          "Net Proceeds" means the aggregate cash proceeds received by the
           ------------
Company or any of its subsidiaries in respect of any Asset Sale, net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), net of all amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that are the subject of such Asset Sale, and net of any reserve for adjustment in respect of the sale price of such asset or assets required by generally accepted accounting principles.

          "Obligations" means any principal, interest, penalties, fees,
           -----------
indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officers" means the Chairman of the Board, the President, the Chief
           --------
Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice-President of the Company.

          "Officers Certificate" means a certificate signed by two Officers, one
           --------------------
of whom must be the principal executive officer, principal financial officer or principal accounting officer of the Company.

          "Opinion of Counsel" means an opinion from legal counsel who is
           ------------------
reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

          "Permitted Contributions" means (i) investments, advances and loans to
           -----------------------
the Company by any subsidiary; (ii) investments, advances and loans by the Company and any subsidiaries to subsidiaries that are not Unrestricted Subsidiaries arising in the ordinary course of business and consistent with past practice; (iii) loans to employees (other than to James E. Ferrell) in the ordinary course of business not to exceed $750,000 to any one individual and $3 million in the aggregate outstanding at any one time, provided that such loans bear interest at a floating rate equal to or higher than the prime rate as in effect from time to time (based on a 360-day year for actual days elapsed) and that no Event of Default exists at the time of such loans or will occur after giving effect to such loans; (iv) loans to James E. Ferrell not to exceed $10 million in the aggregate outstanding at any one time, provided that such loans bear interest at a floating rate equal to or higher than the prime rate as in effect from time to time (based on a 360-day year for actual days elapsed) and that no Event of Default exists at the time of such loans or will occur after giving effect to such loans; (v) loans to Ferrell not to exceed $5 million in the aggregate outstanding at any one time, provided that no Event of Default exists at the time of such loans or will occur after giving effect to such loans; (vi) any transfer of assets to subsidiaries permitted by the Sale of Assets covenant; (vii) transactions involving the Insurance Company Subsidiary that are permitted by Section 4.09 hereof and (viii) payments by the Company to Ferrell in accordance with the Tax Sharing Agreement dated December 11, 1986, among Ferrell and its subsidiaries party thereto, as in effect on the date of the Indenture; provided that the amount and frequency of such payments are equal to or less than the payments that the Company would have made to all taxing authorities if its tax liability was computed under Section 1552(a)(2) of the Internal Revenue Code and such payments are made by Ferrell on behalf of the Company to such taxing authorities not later than 30 days following receipt of such payment from the Company.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities" means the Securities described above issued under this
           ----------
Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Security-holder" means a Holder of one or more Securities.
           ---------------

          "Senior Bank Indebtedness" means all Indebtedness and other
           ------------------------
obligations of the Company now or hereafter existing under the Loan Agreement (providing for working capital borrowings or letters of credit) and the promissory notes and letters of credit issued pursuant thereto, whether for principal, interest (including, without limitation, interest occurring after the filing of a petition initiating any bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, fees, expenses or otherwise.

          "Senior Notes" means the Series A Floating Rate Senior Notes due 1996,
           ------------
the Series B Fixed Rate Senior Notes due 1996, the Series C Floating Rate Senior Notes due 1996 and the Series D Fixed Rate Senior Notes due 1996, all issued pursuant to an Indenture, dated as of July 1, 1990, among the Company, Ferrell, Liberty and The Connecticut Bank and Trust Company, National Association, as Trustee.

          "Senior Note Indenture" means the Indenture, dated as of July 1, 1990,
           ---------------------
by and among the Company, Ferrell, Liberty and The Connecticut Bank and Trust Company, National Association pursuant to which the Senior Notes are issued, as amended or supplemented from time to time.

          "Senior Note Trustee" means the Trustee under the Senior Note
           -------------------
Indenture.

          "Subsidiary" means any person of which at least a majority of the
           ----------
capital stock having ordinary voting power for the election of directors or other governing body of such person is beneficially owned by the Company directly and/or through one or more subsidiaries.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-
           ---
77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

          "Trustee" means the party named as such above until a successor
           -------
replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "Trust Officer" means the Chairman of the Board, the President, any
           -------------
Vice-President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Unrestricted Subsidiary" means Ferrell Propane     Gas Company of
           -----------------------
Missouri and any subsidiary formed or acquired after the date hereof that is designated by the Board of Directors of the Company to be an Unrestricted Subsidiary as of the date of its formation or acquisition and prior to the transfer of any assets thereto.

          "U.S. Government Obligations" means direct obligations of the United
           ---------------------------
States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

Section 1.02.  Other Definitions.
- ------------   -----------------


                                                                    Defined in
       Term                                                            Section
                                                                       -------
   "Affiliate Transaction"..........................................  4.11(a)
   "Asset-Sale".....................................................  4.10(a)
   "Asset Sale Offer"...............................................     3.09
   "Bankruptcy Law".................................................     6.01
   "Blockage Notice"................................................    10.02
   "Change of Control"..............................................     4.16
   "Change of Control Date".........................................     4.16
   "Change of Control Offer"........................................     4.16
   "Change of Control Payment Date".................................     4.16
   "Custodian"......................................................     6.01
   "Event of Default"...............................................     6.01
   "incur"..........................................................     4.09
   "Legal Holiday"..................................................    11.07
   "Mandatory Redemption Date"......................................     3.08
   "Paying Agent"...................................................     2.03
   "Registrar"......................................................     2.03
   "Representative".................................................    10.02
   "Restricted Payments"............................................     4.07
   "Senior Default@'................................................    10.02
   "Senior Indebtedness"............................................    10.02
   "U.S. Government Obligations"....................................     8.01


Section 1.03.  Incorporation by Reference of Trust Indenture Act.
- ------------   -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities and the Subsidiary
           --------------------
Guaranties;

          "indenture security holder" means a Security-holder;
           -------------------------

          "indenture to be qualified" means this Indenture;
           -------------------------

          "indenture trustee" or "institutional trustee" means the Trustee;
           -----------------      ---------------------

          "obligor" on the Securities means the Company or any successor obligor
           -------
upon the Securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.  Rules of Construction.
- ------------   ---------------------

          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States;

          (3) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect in the United States as of the date hereof;

          (4)  "or" is not exclusive;

          (5) words in the singular include the plural, and in the plural include the singular; and

          (6)  provisions apply to successive events and transactions.


                                   ARTICLE 2
                                 THE SECURITIES

Section 2.01.  Form and Dating.
- ------------   ---------------

          The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued initially in denominations of $1,000 and integral multiples thereof.

Section 2.02.  Execution and Authentication.
- ------------   ----------------------------

          An Officer of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

          If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

          A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

          The Trustee shall, upon a written order of the Company signed by two Officers, authenticate Securities for original issue up to an aggregate principal amount stated in paragraph 4 of the Securities. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth herein except as provided in Section 2.07.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

Section 2.03.  Registrar and Paving Agent.
- ------------   --------------------------

          The Company shall maintain (i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and
(ii) an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Security-holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or
Paying Agent, the Trustee shall act as such.    The Company or any of its
subsidiaries may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

          The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

Section 2.04.  Paying Agent to Hold Money in Trust.
- ------------   -----------------------------------

          The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Security-holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. If the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Security-holders all money held by it as Paying Agent.

Section 2.05.  Security-holder Lists.
- ------------   ---------------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Security-holders and shall otherwise comply with TIA (S) 312 (a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Security-holders, including the aggregate principal amount thereof, and the Company shall otherwise comply with TIA S 312(a).

Section 2.06.  Transfer and Exchange.
- ------------   ---------------------

          When Securities are presented to the Registrar or a co-registrar with a request to register, transfer or exchange them for an equal principal amount of securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Security presented or surrendered for registration
- --------  -------
of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request, subject to such rules as the Trustee may reasonably require.

          Neither the Company nor the Registrar shall be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day of selection, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to register the transfer or exchange of a Security between the record date and the next succeeding interest payment date.

          No service charge shall be made to any Security-holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 9.05 hereof, which shall be paid by the Company).

          Prior to due presentment for registration of transfer of any Security, the Trustee, any Agent and the Company may deem and treat the person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

Section 2.07.  Replacement Securities.
- ------------   ----------------------

          If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge for its expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

Section 2.08.  Outstanding Securities.
- ------------   ----------------------

          The Securities outstanding at any time are all the Securities authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

          If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the principal amount of any Security is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          Subject to Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

Section 2.09.  Treasury Securities.
- ------------   -------------------

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any Affiliate of the Company shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer knows to be so owned shall be so considered.

Section 2.10.  Temporary Securities.
- ------------   --------------------

          Until definitive securities are ready for delivery, the company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, shall authenticate definitive securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

Section 2.11.  Cancellation.
- ------------   ------------

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Company may not issue new Securities to replace Securities that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a written order, signed by an Officer of the Company, the Company shall direct that cancelled Securities be returned to it.

Section 2.12.  Defaulted Interest.
- ------------   ------------------

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the persons who are Security-holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Securities and in
Section 4.01 hereof. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Security-holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.


                                  ARTICLE 3
                                 REDEMPTION

Section 3.01.  Notices to Trustee.
- ------------   ------------------

          If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days (unless a shorter time period shall have been agreed to in writing by the Trustee) before a redemption date, an Officers' Certificate setting forth the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Securities to be redeemed and the redemption price.

          If on the redemption date any Indebtedness is outstanding under the Credit Agreement or the Senior Notes, the Company shall deliver the notice set forth in the preceding paragraph to the Credit Agent (if Indebtedness is outstanding under the Credit Agreement) and to the Senior Note Trustee (if Senior Notes are outstanding).

          If the Company is required to make an offer to redeem Securities pursuant to the provisions of Section 3.09 hereof, it shall notify the Trustee in writing of the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Securities to be redeemed and the redemption price and shall furnish to the Trustee an Officers' Certificate to the effect that (a) the Company or one of its subsidiaries has effected an Asset Sale (as hereinafter defined) and (b) the conditions set forth in Section 4.10 have been satisfied.

Section 3.02.  Selection of Securities to Be Redeemed.
- ------------   --------------------------------------

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed among the Holders of the Securities pro rata or in accordance with a method the Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any). In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          In the event the Company is required to make an offer to redeem securities pursuant to Sections 3.09 and 4.10 hereof and the amount of the Net Proceeds from the Asset Sale is not evenly divisible by $1,000, the Trustee shall promptly refund to the company any remaining Net Proceeds.

Section 3.03.  Notice of Redemption.
- ------------   ---------------------

          Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

          The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2)  the redemption price;

          (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

          (4)  the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (6) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemp-tion ceases to accrue on and after the redemption date;

          (7) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; however, that the Company
                                                     -------
shall deliver to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.  Effect of Notice Of Redemption.
- ------------   ------------------------------

          Once notice of redemption is mailed in accordance with Section 3.03 herein, Securities called for redemption become due and payable on the redemption date at the redemption price.

Section 3.05.  Deposit of Redemption Price.
- ------------   ---------------------------

          One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

          Interest on the Securities to be redeemed will cease to accrue on the applicable redemption date, whether or not such Securities are presented for payment, if the Company makes the redemption payment. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section
4.01 hereof.

Section 3.06.  Securities Redeemed in Part.
- ------------   ---------------------------

          Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

Section 3.07.  Optional Redemption.
- ------------   -------------------

          The Company may redeem all or any portion of the Securities at any time at 100% of the principal amount thereof, plus accrued interest to the
redemption date, if redeemed on or after December 15, 1998.   The Securities may
not be so redeemed before December 15, 1998.  Any redemption pursuant to this
Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through
3.06 hereof.

Section 3.08.  Mandatory Redemption.
- ------------   --------------------

          The company shall have no mandatory redemption or sinking fund obligations with respect to the Securities. However, the Company shall be required to make an offer to repurchase securities under certain circumstances pursuant to Sections 4.10 and 4.16 hereof.

Section 3.09.  Offer to Redeem by Application of Net Proceeds.
- ------------   ----------------------------------------------

          If applicable, within 30 days after the occurrence of any event requiring the Company to offer to redeem Securities pursuant to the provisions of Section 4.10 hereof, the Company shall deliver to the Trustee a notice of redemption pursuant to Section 3.01 hereof (without regard to the number of prior days notice required). Within 10 days thereafter, the Trustee shall select the Securities to be offered to be redeemed in accordance with Section
3.02 hereof. Within 10 days thereafter, the Company shall mail or cause the Trustee to mail (in the Company's name and at its expense and pursuant to an Officers' Certificate as required by Section 3.03 hereof) an offer to redeem (the "Asset Sale Offer") to each Holder of Securities whose Securities are to be offered to be redeemed. The Asset Sale Offer shall be made in compliance with all applicable laws, including, without limitation, all applicable federal and state securities laws. The Asset Sale Offer shall identify the Securities to which it relates and shall contain the information required by clauses (1) through (8) (other than clause (6)) of Section 3.03 hereof and shall provide for a redemption date no earlier than 65 days after the giving of the Asset Sale Offer. The redemption price shall be 100% of the principal amount of the Securities, plus accrued interest to the redemption date.

          A Holder receiving an Asset Sale Offer may elect to have redeemed the Securities to which the Asset Sale Offer relates by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security and providing such form to the Trustee and the Company on or before 35 days preceding the redemption date. A Holder may not elect to have redeemed less than all of the Securities to which the Asset Sale Offer relates. In the event that less than all of the Holders receiving an Asset Sale Offer elect to have Securities redeemed, the Company or the Trustee (in the Company's name and at its expense and pursuant to an Officer's Certificate as required by
Section 3.03 hereof) shall, no later than 25 days preceding the redemption date, mail an additional Asset Sale Offer to the Holders of the Securities, if any, who have provided written notice of election to redeem Securities and whose Securities have not been completely redeemed. Such additional Asset Sale Offer shall be deemed accepted by the Holder unless such Holder provides written notice of non-acceptance to the Trustee and to the Company on or before 15 days preceding the redemption date. The Trustee shall thereafter mail a notice of redemption in accordance with Section 3.03 hereof at least 10 days prior to the redemption date.

          Other than as specifically provided in this Section 3.09, any redemption pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.


                                  ARTICLE 4
                                  COVENANTS

Section 4.01.  Payment of Securities.
- ------------   ---------------------

          The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the securities. Principal and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a subsidiary of the Company, holds by 11:00 A.M., New York City time, on that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal and interest then due; provided, however, that principal and interest shall not be considered paid
     --------  -------
within the meaning of this Section 4.01 if money is held by the Paying Agent for the benefit of holders of Senior Indebtedness pursuant to the provisions of
Article 10 hereof. Such Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest) that exceeds such amount of principal and interest paid on the Securities.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Securities to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02.  Maintenance of Office or Agency.
- ------------   -------------------------------

          The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner
- --------  -------
relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Off ice of the Trustee as one such of f ice or agency of the Company in accordance with Section 2.03.

Section 4.03.  SEC Reports.
- ------------   -----------

          (a) The Company shall file with the Trustee within 15 days after filing with the SEC copies of the annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Trustee on the same timely basis its financial statements, including any notes thereto (and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation) and a "Management's Discussion and Analysis of Financial Condition and Results of operations," comparable to that which would have been required to appear in such annual reports, information and other documents as it would file if it were subject to the requirements of Section 13
or 15(d) of the Exchange Act.   The Company shall also comply with the
provisions of TIA (S) 314(a).

          (b) So long as any of the Securities remain outstanding, the Company shall cause an annual report to stockholders and each quarterly or other financial report furnished by it generally to stockholders to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar, in each case, at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto (and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation) and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be so filed with the Trustee and mailed to the Holders within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each such fiscal year.

          (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to the Security-holders under this Section 4.03.

Section 4.04.  Compliance Certificate.
- ------------   ----------------------

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of Sections 4.01, 4.05, 4.07, 4.09, 4.10, 4.11, 4.12, 4.13 or 4.15 hereof or of Article 5 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any person for any failure to obtain knowledge of any such violation.

          (c) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any officer becoming aware of (i) any Default or Event of Default or (ii) any event of default under any other mortgage, indenture or instrument as that term is used in Section 6.01(5), an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05.  Taxes.
- ------------   -----

          The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.06.  Stay, Extension and Usury Laws.
- ------------   ------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resorting to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07.  Limitation on Restricted Payments.
- ------------   ---------------------------------

          (a) Subject to the other provisions of this Section 4.07, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly:

               (i) declare or pay any dividend or make any dis-tribution on account of the Company's or any of its subsidiaries' capital stock or other Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or such subsidiary or dividends or distributions payable to the Company);

              (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any subsidiary of the Company);

             (iii) voluntarily purchase, redeem or otherwise acquire or retire for value any Indebtedness (other than the 12-3/4% Senior Subordinated Notes due 1996 and the 13-3/8% Subordinated Debentures due 1998) that is pari passu with or subordinated to the Securities; or
     ----------

              (iv)  make any Contributions;

(all of the foregoing dividends, distributions, purchases, redemptions or other acquisitions, retirements, prepayments or Contributions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), if at the time of such Restricted Payment:

                    (A) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; or

                    (B) immediately after such Restricted Payment and after giving effect thereto on a pro forma basis, the Consolidated Net Worth of the Company shall be less than $75 million; or

                    (C) the Cash Flow Coverage Ratio of the Company for its four full fiscal quarters immediately preceding the date on which such Restricted Payment is made, on a pro forma basis as if such Restricted Payment had been made at the beginning of such four quarter period, shall be less than 2 to 1; or

                    (D) such Restricted Payment, together with the aggregate of all other Restricted Payments made after the date hereof, exceeds (x) 25% of the amount of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first quarter immediately after the first date on which the Company's Consolidated Net Worth exceeds $75 million to the end of the Company's most recently ended fiscal quarter at the time of such Restricted Payment (or, if Consolidated Net Income for such period is a deficit, 100% of such deficit) plus (y) 100% of the aggregate net cash proceeds received by the Company from the issue or sale after the date hereof of Equity Interests (other than Equity Interests issued or sold to a subsidiary of the Company and other than Disqualified Stock).

          (b) Notwithstanding anything to the contrary contained herein, the provisions of this Section 4.07 shall not prohibit:

               (i) cash payments by the Company or dividends to Ferrell to repurchase Class B Stock; provided, however, that such payments or
                               --------  -------
     dividends shall be permitted only if (A) used for directly purchasing (by itself or through its agent) Class B Stock originally issued by Ferrell on or prior to July 28, 1988, (B) such Class B Stock is not, directly or indirectly, owned by any Affiliate of Ferrell, and (C) the cash payments or dividends to repurchase the Class B Stock do not exceed $34 million in the aggregate;

              (ii) the payment of any dividend within sixty days after the date of declaration thereof, if at said date of declaration such payment would have complied with the limitations set forth above;

             (iii) distributions by the Company to Ferrell to pay administrative expenses actually paid by Ferrell in the ordinary course of business and consistent with past practices in an aggregate amount not to exceed $4 million in the aggregate in any fiscal year;

              (iv) cash payments by the Company or dividends to Ferrell to repurchase Equity Interests of Ferrell or the Company held by employees (other than James E. Ferrell) upon termination of such employee's employment with the Company in connection with the Company's Employee Stock Investment Plan, not to exceed an aggregate of $3 million in any fiscal year; provided, however, that in the event the Company has declared dividends to Ferrell pursuant to this Section 4.07(b) (iv) and Ferrell resells any Equity Interests that have been repurchased from employees pursuant to the Employee Stock Investment Plan, the proceeds of such resale, up to the aggregate amount of the dividends previously declared, shall be contributed to the capital of the Company;

               (v) purchases of Equity Interests of subsidiaries of the Company owned by persons who are not Affiliates of the Company;

              (vi) the retirement of any Equity Interests in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a subsidiary of the Company), of, other Equity Interests (other than any Disqualified

     Stock), provided that in the case of any such net proceeds such amounts shall be included in all calculations required by clause (D) of Section 4.07(a) above;

             (vii) pro rata dividends and other distributions by a subsidiary on its Equity Interests;

            (viii) if the Company forms an Employee Stock Ownership Plan, purchases by the Employee Stock Ownership Plan of Equity Interests of Ferrell;

              (ix) Contributions to Unrestricted Subsidiaries for the purpose of acquiring retail propane businesses, not to exceed $20 million outstanding at any one time, in each case valued at the time such Contributions are made; and

               (x)  Permitted Contributions.

          Not later than the date of making any Restricted Payment (other than those payments specifically permitted pursuant to the provisions of (b) above), the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed which calculations may be based upon the Company's latest available internal financial statements.

Section 4.08.  Limitation on Dividend and Other Payment Restrictions Affecting
- ------------   ---------------------------------------------------------------
               Subsidiaries.
               ------------

          The Company will not, and will not permit any of its subsidiaries (other than Unrestricted Subsidiaries) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in, or measured by, its profits, owned by the Company or any of its subsidiaries, or pay any Indebtedness owed to the Company or any of its subsidiaries, (b) make loans or advances to the Company or any of its subsidiaries, or (c) transfer any of its properties or assets to the Company or any of its subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) this Indenture and the Securities, (ii) applicable law, (iii) any instrument governing Indebtedness or capital stock of a person acquired by the Company or any of its subsidiaries at the time of such acquisition (but not in connection with such acquisition), including any renewals, refundings or refinancings thereof (provided that the restrictions contained in such renewals, refundings or refinancings are no more restrictive than those contained in such instrument at the time of such acquisition), which encumbrance or restriction is not applicable to any person, or the properties or assets of any person, other than the person, or the property or assets of the person, so acquired or its subsidiaries, (iv) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (v) with respect to clause (c) above, purchase money obligations for property acquired in the ordinary course of business, (vi) of restrictions and encumbrances imposed on the Insurance Company Subsidiary by (a) the laws, rules and regulations applicable to insurance companies in the state of its incorporation and in those jurisdictions where it may become authorized to do business or (b) the terms of any reinsurance agreement or guaranty thereof or indemnification agreement with respect thereto, or (vii) Existing Indebtedness, or any amendment, modification, renewal, extension, replacement, refinancing or refunding thereof or any Credit Agreement; provided, that the restrictions contained in any such amendment, modification, renewal, extension, replacement, refinancing or refunding of Existing Indebtedness or in any Credit Agreement is no less favorable in all material respects to the Holders of the Securities than those restrictions contained in Existing Indebtedness.

Section 4.09.  Limitation on Additional Debt.
- ------------   -----------------------------

          The Company will not, and will not permit any of its subsidiaries to, directly or indirectly, "incur," (as hereinafter defined) any Indebtedness (other than Indebtedness between or among the Company and its subsidiaries (other than Unrestricted Subsidiaries) unless the Company's Cash Flow Coverage Ratio for the four fiscal quarter period ending with the most recently completed fiscal quarter of the Company next preceding the date such additional Indebtedness is incurred would have been at least 1.5 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds of such Indebtedness) as if the additional Indebtedness had been incurred at the beginning of such fiscal quarter period; provided, however, that such
                                         --------  -------
calculation shall give effect on a pro forma basis to (A) the incurrence of any Indebtedness in connection with any acquisition of any person, business, property or assets and in connection with any acquisitions consummated during such period, (B) the application of the Net Proceeds of such Indebtedness and
(C) the Consolidated Cash Flow generated by such acquired person, business, property or assets, in each case, on a pro forma basis giving effect to such incurrence, application of proceeds and Consolidated Cash Flow as if such acquisition had occurred at the beginning of such four-quarter period. For purposes of the foregoing proviso, Consolidated Cash Flow generated by an acquired person, business, property or asset shall be determined by the actual gross profit (revenues minus cost of goods sold) of such acquired person, business, property or asset during the immediately preceding four full fiscal quarters minus the pro forma expenses that would have been incurred by the Company in the operation of such acquired person, business, property or asset during such period computed on the basis of (i) personnel expenses for employees retained by the

Company in the operation of the acquired person, business, property or asset and
(ii) non-personnel costs and expenses incurred by the Company on a per gallon basis in the operation of the Company's business at similarly situated Company facilities.,

          Notwithstanding the foregoing, the limitations of this Section 4.09 shall not apply to (i) the incurrence by the Company of (v) Senior Bank Indebtedness in a principal amount not to exceed $50 million, provided that such principal amount may exceed $50 million if such excess arises from any amendment to the Loan Agreement and the Company is permitted to incur Indebtedness equal to such excess under the Cash Flow Coverage test set forth above at the time such amendment is executed by the Company, (w) without duplication, any Indebtedness pursuant to a Credit Agreement providing for working capital borrowings or letters of credit purposes if the Indebtedness represented by such Credit Agreement was permitted to be incurred under the Cash Flow Coverage Ratio test set forth above at the time such Credit Agreement was executed by the Company, (x) the Senior Notes in a principal amount not to exceed $250 million less the aggregate principal amount of all Senior Notes redeemed, retired, or otherwise acquired by the Company from time to time since the date of the Indenture, (y) the Securities, and (z) Existing Indebtedness; (ii) the incurrence by the Company or its subsidiaries of Indebtedness in connection with acquisitions of retail propane businesses in favor of the sellers of such businesses in an amount not to exceed $15 million in any fiscal year or $45 million in the aggregate outstanding at any one time; (iii) the incurrence or guarantee of up to $25 million in aggregate principal amount of Indebtedness outstanding at any one time for the purpose of establishing an Employee Stock ownership Plan; (iv) surety bonds and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Company or any of its subsidiaries or in connection with judgments that do not result in a Default under the Indenture; (v) Indebtedness under interest rate swap agreements; (vi) the incurrence by the Company or the Insurance Company Subsidiary of Indebtedness owing directly or indirectly to its insurance carriers (without duplication) in connection with the Company's, its subsidiaries, and its Affiliates' self insurance programs or other similar forms of retained insurable risks for their respective retail propane businesses, consisting of reinsurance agreements and indemnification agreements (and guarantees of the foregoing) secured by letters of credit, provided that the Indebtedness evidenced by such reinsurance agreements, indemnification agreements, guarantees and letters of credit shall be counted (without duplication) for purposes of all calculations pursuant to the Cash
Flow Coverage Ratio set forth above; (vii) the incurrence of Indebtedness by Unrestricted Subsidiaries, provided that such Indebtedness is non-recourse to the Company and its subsidiaries (other than Unrestricted Subsidiaries) and their respective assets; (viii) the incurrence by the Company of any Indebtedness that extends, renews, refunds, replaces or refinances any Indebtedness permitted by clause (i) of this paragraph (the "Refinancing Indebtedness"); provided, however, that such Refinancing Indebtedness (A) has a
                --------  -------
principal amount not in excess of the principal amount of the Indebtedness being so extended, renewed, refunded, replaced or refinanced and (B) ranks in right of payment no more senior to the Securities than did the' Indebtedness being extended, renewed, refunded, replaced or refinanced; (ix) Indebtedness of the International Subsidiary under letters of credit issued for its own account, provided that the Company would have been permitted to incur such Indebtedness under a Credit Agreement at such time; and (x) the incurrence by the Company of Indebtedness under any guarantee of the obligations of the International Subsidiary permitted clause (ix) hereof.

          The terms "incur" or "incurred" or "incurrence" with respect to any Indebtedness shall mean to create, issue, assume, guarantee, or otherwise become directly or indirectly liable with respect to such Indebtedness.

Section 4.10.  Sale of Assets.
- ------------   --------------

          (a) The Company will not, and will not permit any of its subsidiaries (other than Unrestricted Subsidiaries) to, (i) sell, lease, convey or otherwise dispose of any assets (including by way of a sale-and-leaseback) other than in the ordinary course of business (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company shall be governed by the provisions of Section 5.01 hereof), or (ii) issue or sell equity securities of any of its subsidiaries (other than Unrestricted Subsidiaries), in the case of each of clauses (i) and (ii), in one or a series of related transactions involving assets or securities having a fair market value in excess of $5 million in the aggregate, (each of the foregoing, an "Asset Sale"), unless at least 90% of the consideration therefor received by the Company or such subsidiary is in the form of cash; provided, however, that the
                                                   --------  -------
amount of (x) any liabilities (as shown on the Company's or such subsidiary's most recent balance sheet or in the notes thereto), of the Company or any subsidiary that are assumed by the transferee of any such assets and (y) any notes, other obligations or other marketable securities received by the Company or any such subsidiary from such transferee that are immediately converted by the Company or such subsidiary into cash, shall be deemed to be cash for purposes of this provision; and provided further, that the 90% limitation
                                -------- -------
referred to above shall not apply to any Asset Sale in which the cash portion of the consideration received therefor is equal to or greater than what the net after-tax proceeds would have been had such Asset Sale complied with the aforementioned 90% limitation.

          (b) The Company shall apply 100% of the Net Proceeds from an Asset Sale first to the prepayment of any Senior

Indebtedness (or any Indebtedness which refunds or refinances the same) outstanding at the time of the consummation of such Asset Sale. If (x) no Senior Indebtedness is outstanding (or any Indebtedness that refunds or refinances the same) or (y) the Holders of such Indebtedness elect not to receive the payments provided for in the previous sentence, or (z) the application of such Net Proceeds results in the complete prepayment of all such Indebtedness (or all Indebtedness that refunds or refinances the same), then such Net Proceeds or any remaining portion thereof shall be applied by the Company to an offer to redeem the Securities pursuant to the provisions of
Section 3.09 hereof.

          (c) An offer to redeem the Securities pursuant to this Section 4.10 shall be made pursuant to the provisions of Section 3.09 hereof. Simultaneously with the notification of such offer of redemption to the Trustee as required by Sections 3.01, 3.03 and 3.09 hereof, the Company shall provide the Trustee with an Officers' Certificate setting forth the information required to be included therein by Section 3.01 hereof and, in addition, setting forth the calculations used in determining the amount of Net Proceeds to be applied to the redemption of Securities.

          (d) In the event that the Company shall make any payment of Net Proceeds to the Trustee which, to the knowledge of the Trustee, should properly have been made (i) to the Credit Agent for the prepayment of outstanding Indebtedness under the Credit Agreement or (ii) to the Senior Note Trustee for the prepayment of outstanding Senior Notes, in each case, pursuant to the provisions of this Section 4.10, such payment shall be held by the Trustee for the benefit of the Credit Agent and the Senior Note Trustee, as the case may be, and shall be paid forthwith over and delivered for application in accordance with the provisions of this Section 4.10. With respect to the Credit Agent and the Senior Note Trustee, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Section 4.10(d), and no implied covenants or obligations with respect to the Credit Agent or the Senior Note Trustee shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Credit Agent or the Senior Note Trustee and shall not be liable to the Credit Agent or the Senior Note Trustee if the Trustee shall distribute any such payment or any portion thereof to the Security-holders, except if such distribution is made as a result of the willful misconduct or gross negligence of the Trustee. If Net Proceeds are received by Security-holders which, pursuant to the provisions of this Section 4.10, should properly have been received by the Credit Agent or the Senior Note Trustee for the prepayment of outstanding Indebtedness under the Credit Agreement or the Senior Notes, the Security-holders who receive such Net Proceeds shall hold such Net Proceeds in trust for, and pay such Net Proceeds over to, the Credit Agent and the Senior Note Trustee, as the case may be.

          (e) Notwithstanding any provision of this Section 4.10 to the contrary, (i) the Company shall have no obligation to make an offer to redeem the Securities if the Company has a bona fide intent to reinvest the Net Proceeds from an Asset Sale in another asset or business in the same or similar line of business as the Company and the Net Proceeds thereof are so reinvested within 180 days of the receipt thereof; (ii) the Company or any subsidiary may exchange like assets for like value (as determined in good faith by the Company's Board of Directors), with unaffiliated third parties, provided that the Liens, if any, on the assets received by the Company or such subsidiary are no more extensive than the Liens on the assets so exchanged by the Company or such subsidiary; and (iii) the Company may sell to unaffiliated third parties real property that in the good faith opinion of the Company's Board of Directors is immaterial to the business or operations of the Company and its subsidiaries, in the aggregate, and the sale of which would not have a material adverse effect on the business, prospects, operations, earnings, liabilities or condition (financial or otherwise) of the Company or such subsidiaries or the Company's ability to perform its obligations hereunder or under the Securities.

          (f) Notwithstanding the foregoing, neither the Company nor any of its subsidiaries may sell, lease, convey or otherwise dispose of any assets to any subsidiary of the Company unless: (a) such subsidiary is a wholly owned subsidiary of the Company and (i) the Company shall have received fair market value therefor as determined in good faith by the Board of Directors of Ferrell (without regard to any Equity Interests or debt securities of such wholly owned subsidiary or any Affiliate thereof received in exchange therefor) and (ii) such wholly owned subsidiary, concurrently with such sale, lease, conveyance or other disposition, guarantees the obligations of the Company hereunder on terms acceptable the Trustee; provided, however, that if such sale, lease, conveyance
                        --------  -------
or other disposition pertains to an Asset Sale, such sale, lease, conveyance or other disposition must be a transaction that would be permissible pursuant to the provisions of this Section 4.10 as if such subsidiary were a third party; or
(b) such subsidiary is an Unrestricted Subsidiary and either (i) such sale, lease, conveyance or other disposition is permitted by the terms of Section 4.07 hereof or (ii) is an arm's length transaction on terms that are comparable to those that would have been obtained between two unaffiliated third parties.

Section 4.11.  Limitation on Transactions With Affiliates.
- ------------   ------------------------------------------

          The Company will not, and will not permit any of its subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing an "Affiliate Transaction"), except on terms that are no less favorable to the Company or the relevant subsidiary than those that would have been obtained in a comparable transaction by the Company or such subsidiary with an unrelated person (in the case of each such transaction or series of related transactions with an aggregate value in excess of $500,000, as determined by a majority of the directors of Ferrell having no direct or indirect economic interest in such Affiliate Transactions); provided, however, that (i) payments to employees or consultants for services
- --------  -------
rendered to the Company or its subsidiaries in the ordinary course of business and consistent with the past practices of the Company or such subsidiary, (ii) transactions permitted by the provisions of Section 4.07 hereof, and (iii) transactions entered into by the Insurance Company Subsidiary of the Company in connection with reinsuring the self-insurance programs or other forms of retained insurable risk of the retail propane businesses operated by the Company, its subsidiaries and its Affiliates, in each case, shall not be deemed Affiliate Transactions.

Section 4.12.  Limitation on Liens.
- ------------   -------------------

          Neither the Company nor any of its subsidiaries (other than Unrestricted Subsidiaries) shall, directly or indirectly, create, incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom, except:

               (i) Liens existing on the date hereof, Liens related to or incurred in connection with the Loan Agreement, the Senior Notes Indenture, any Credit Agreement and other Senior Indebtedness, in each case only to the extent permitted by the terms hereof to be incurred, Liens arising under Section 8.01 hereof and Liens relating to judgments to the extent permitted by Section 6.01(6) hereof;

              (ii)  Liens for taxes or assessments and similar charges either
     (x) not delinquent or (y) contested in good faith by appropriate proceedings and as to which the Company has set aside on its books adequate reserves;

             (iii) Liens incurred or pledges and deposits in connection with workmen's compensation, unemployment insurance and other social security benefits, or securing performance bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, incurred in the ordinary course of business;

              (iv) Liens imposed by law, such as mechanics', carriers', landlord's, warehousemen's, materialmen's and vendors' Liens, incurred in good faith in the ordinary course of business;

               (v) zoning restrictions, easements, licenses covenants, reservations, restrictions on the use of real property or minor irregularities of title incident thereto that do not in the aggregate materially detract from the value of the property or assets of the Company or any of its subsidiaries or impair the use of such property in the operation of the Company's or any of its subsidiaries' business;

              (vi) Liens to secure Indebtedness of a subsidiary to the Company or to a wholly owned subsidiary;

             (vii) Liens on any property or asset acquired by the Company or a subsidiary that are in existence on the date of the acquisition of such property (and, except in the case of an Unrestricted Subsidiary, not created in anticipation of such acquisition) and, in the case of a person that becomes a subsidiary, Liens on its property or Equity Interests in existence on the date such person becomes a Subsidiary; provided that no such Lien shall extend to or cover any other property or asset of the Company or such subsidiary;

            (viii) Liens on any property or asset acquired by the Company or any of its subsidiaries in favor of the seller of such property or asset or construction mortgages on property created within six months after the acquisition, construction or improvement of such property by the Company or a subsidiary to secure the purchase price or other obligations of the Company to the sellers of such property or asset or the construction cost or improvement cost of only such property in an amount up to 80% of the total cost of such property, construction or improvement; provided that in each case, such Lien does not extend to or cover or include any other property or assets of the Company or any of its subsidiaries;

              (ix) Liens other than those set forth above, provided that the aggregate principal amount of Indebtedness secured by such other Liens shall not exceed $10 million in the aggregate outstanding at any one time;

               (x) Liens of landlords or mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased by the Company or any subsidiary in the ordinary course of business;

              (xi) Liens granted in connection with the refinancing of any Indebtedness secured by Liens permitted to be incurred or to exist pursuant to the foregoing clauses; provided, however,
                                                             --------  -------
     that no additional assets are encumbered by such Liens in connection with such refinancing, unless permitted by clause (i) above;

             (xii) the Lien granted to the Trustee pursuant to Section 7.07 hereof; and

            (xiii) any extension or renewal, or successive extensions or renewals, in whole or in part, of Liens permitted pursuant to subsection
     (i) through (xii) above; provided, however, no such Lien shall secure
                              --------  -------
     more than the original amount of the Indebtedness or other obligation secured by the Lien being so extended or renewed nor shall such Lien extend to or cover any property or assets to which it did not extend or cover at the time of extension or renewal.

Section 4.13.  Corporate Existence.
- ------------   -------------------

          Subject to Sections 4.14 and Article 5 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect (a) its corporate existence, and the corporate, partnership or other existence of each of its subsidiaries, in accordance with its organizational documents (as the same may be amended from time to time) of each subsidiary and (b) its (and its subsidiaries) rights (charter and statutory), licenses and franchises; provided, however, that the Company shall
                                     --------  -------
not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.14.  Liquidation.
- ------------   -----------

          The Board of Directors or the stockholders of the Company may not adopt a plan of liquidation which provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Section 5.01 of this Indenture being the Section hereof which governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of capital stock of the Company unless the Company prior to making any liquidating distribution pursuant to such plan, makes provision for the satisfaction of the Company's Obligations hereunder and under the Securities as to the payment of principal and interest. The

Company shall be deemed to make provision for such payments only if (i) the Company delivers in trust to the Trustee or Paying Agent (other than the Company or its subsidiaries) money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest to pay, when due, the principal of and interest on the Securities or (ii) there is an express assumption and observance of all covenants and conditions to be performed by the Company hereunder by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a person that acquires or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company and which person will have Consolidated Net Worth (immediately after the acquisition) and Consolidated Net Income (for such person's four full fiscal quarters immediately preceding the acquisition) equal to or greater than the consolidated Net Worth of the Company immediately preceding the acquisition and the Consolidated Net Income of the Company (for its four full fiscal quarters immediately preceding such acquisition), respectively, and which is organized and existing under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company
                                           --------  -------
shall not make any liquidating distribution until after the Company shall have certified to the Trustee with an Officers' Certificate at least five days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 4.14 and that no Default or Event of Default then exists or would occur as a result of any such liquidating distribution.

Section 4.15.  No Senior Subordinated Debt.
- ------------   ---------------------------

          Notwithstanding the provisions of Section 4.09 hereof, (i) the Company will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness and senior in any respect (including by virtue of a security interest) in right of payment to the Securities.

Section 4.16.  Change of Control.
- ------------   -----------------

          (a) In the event that there is a Change of Control (the date of such Change of Control being the "Trigger Date"), the Company shall notify the Trustee in writing of such occurrence and shall promptly make an offer to purchase (the "Change of Control Offer"), on the Change of Control Payment Date (as hereinafter defined), all Securities then outstanding at a purchase price equal to 101% of the then outstanding principal amount thereof plus accrued and unpaid interest, if any, to and including the Change of Control Payment Date. The "Change of Control Payment Date" shall be the last day of the fiscal quarter of the Company next following the Trigger Date or (i) if such day is not a Business Day, the next succeeding Business Day, or (ii) if such day would result in the Change of Control Offer not remaining open for a sufficient period of time to comply with applicable securities laws, the next succeeding Business Day on which consummation of such purchase may take place without violating such securities laws.

          (b) At least five Business Days prior to the Company's mailing of a notice of a Change of Control Offer, the Company shall notify the Trustee of the Company's obligation to offer to repurchase all of the Securities. Prior to the mailing of the notice to Holders of the Securities, but in any event within 180 days following the Trigger Date, the Company covenants to (i) repay in full all Obligations under the Credit Agreement and the Senior Notes, or (ii) obtain the requisite consent under the Credit Agreement and the Senior
Note Indenture to permit the repurchase of the Securities as contemplated by this covenant. The Company shall first comply with the covenant in the preceding sentence before it shall be required to repurchase Securities pursuant to this Section 4.16. Notice of a Change of Control offer shall be mailed by the Company by overnight courier not less than 15 days before the Change of Control Payment Date (or such other period of time as is necessary for the Change of Control Offer to remain open for a sufficient period of time to comply with applicable securities laws) to the Holders of the Securities at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing until the Change of Control Payment Date. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Change of Control Offer. The notice, which shall govern the terms of the Change of Control Offer, shall state.

          (i)  that the Change of Control Offer is being made pursuant to this
     Section 4.16, that Securities may be surrendered in whole or in part (in denominations of $1,000 and integral multiple thereof), and that all Securities will be accepted for payment.

         (ii)  the purchase price and the Change of Control Payment Date;

        (iii) that any Securities not tendered will continue to accrue-interest;

         (iv) that any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

          (v) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company prior to the close of business on the Change of Control Payment Date;

         (vi) that Holders will be entitled to withdraw their election if the Company receives, not later than the close of business on the Business Day three Business Days preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased;

        (vii) that Holders whose Securities are purchased only in part will be issued Securities representing the unpurchased portion of the Securities surrendered;

       (viii) the instructions that Holders must follow in order to tender their securities; and

         (ix) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical and projected financial information after giving effect to such Change of Control, information regarding the persons acquiring control and such person's business plans going forward).

          On the Change of Control Payment Date, the Company shall (i) accept for payment securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered, and (iii) deliver to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to the Holder of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered.

          "Change of Control" means (i) the liquidation or dissolution of Ferrell, (ii) any transaction the result of which is that James E. Ferrell and the Related Parties (as defined below) beneficially own, in the aggregate, directly or indirectly, less than 51% of the total voting power entitled to vote for the election of directors of Ferrell, or (iii) any transaction the result of which is that the Company ceases to be a wholly owned subsidiary of Ferrell (other than on account of a consolidation or merger with Ferrell or a sale of all or substantially all of the assets of the Company to Ferrell that complies with Sections 5.01 and 4.10 hereof).

          "Related Parties" means any lineal descendant of James E. Ferrell, any trust for his benefit or for the benefit of his spouse or any such lineal descendant or any corporation or partnership in which James E. Ferrell and/or any of the foregoing Persons is the direct record and beneficial owner of all of the voting and nonvoting equity interests.


                                  ARTICLE 5
                                 SUCCESSORS

Section 5.01.  When the Company May Merge, etc.
- ------------   -------------------------------

          The Company will not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another corporation, person or entity unless:

          (i) either the Company is the surviving person or the entity or the person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

         (ii) the person formed by or surviving any such consolidation or merger (if other than the Company) or the person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all of the Obligations of the Company pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture;

        (iii) immediately after such transaction no Default or Event of Default exists; and

         (iv) the Company or any corporation formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) shall have Consolidated Net Worth (immediately after the transaction but prior to any purchase accounting adjustments resulting from the transaction) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) shall be permitted by virtue of its Cash Flow Coverage Ratio for the immediately preceding four fiscal quarters to incur at least $1.00 of additional Indebtedness pursuant to the terms of this Indenture; provided, however, that for
                                              --------  -------
     purposes of this provision, the Cash Flow Coverage Ratio will be calculated after giving pro forma effect to such consolidation or merger, or such sale, assignment, transfer, lease, conveyance or other disposition, as if the same had occurred at the beginning of the applicable four-quarter period.

          The Company shall deliver to the Trustee prior to the -consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such Supplemental Indenture comply with this Indenture. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel.

Section 5.02.  Successor Corporation Substituted.
- ------------   ---------------------------------

          Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in accordance with Section 5.01, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided,, however, that the Company shall not be
                       ---------  -------
released or discharged from the obligation to pay the principal of or interest on the securities.


                                  ARTICLE 6
                            DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.
- ------------   -----------------

          An "Event of Default" occurs if:

          (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days, whether or not such payment is prohibited by the provisions of Article 10 hereof;

          (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise, whether or not such payment is prohibited by the provisions of Article 10 hereof;

          (3) the Company fails to observe or perform any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Sections 4.04, 4.07 to 4.16 inclusive and 5.01 hereof;

          (4) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

          (5) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its subsidiaries other than Unrestricted Subsidiaries with respect to Indebtedness permitted by Section 4.09(viii) hereof (or the payment of which is guaranteed by the Company or any of its subsidiaries other than Unrestricted Subsidiaries with respect to Indebtedness permitted by Section 4.09(viii) hereof) whether such Indebtedness or guarantee now exists or is created in the future, if either (i) such default results from a failure to pay scheduled principal installments aggregating at least $10 million, or scheduled interest installments aggregating at least $2 million, in respect of any such Indebtedness on the date such payments were due (after giving effect to any extension of such due date by the holder of such Indebtedness and after the expiration of any grace period in respect of such principal installments or interest payments contained in the instrument under which such Indebtedness is outstanding), or (ii) as a result of such default, the maturity of such Indebtedness has been accelerated prior to its expressed maturity and the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $10 million or more;

          (6) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $1.5 million;

          (7) the Company or any of its subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

               (a) commences a voluntary case,

               (b) consents to the entry of an order for relief against it in an involuntary case,

               (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (d) makes a general assignment for the benefit of its creditors,

               (e) admits in writing its inability to pay debts as the same become due; or

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (a) is for relief against the Company or any of its subsidiaries in an involuntary case,

               (b) appoints a Custodian of the Company or any of its subsidiaries or for all or substantially all of their property,

               (c) orders the liquidation of the Company or any of its subsidiaries, and the order or decree remains unstayed and in effect for 60 days;

          The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          A Default under clause (4) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company and the Trustee, of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02.  Acceleration.
- ------------   ------------

          If an Event of Default (other than an Event of Default specified in clauses (7) and (8) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the then outstanding Securities by written notice to the Company, the Trustee, the Credit Agent and the Senior Note Trustee may declare the unpaid principal of and any accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately; provided, however, that if any Indebtedness is outstanding pursuant to the
- --------  -------
Credit Agreement or the Senior Notes, upon a declaration of acceleration by the Holders, all principal and interest under this Indenture shall be due and payable upon the earlier of (x) the day which is five Business Days after the provision to the Company, the Credit Agent and the Senior Note Trustee of such written notice of acceleration or (y) the date of acceleration of any Indebtedness under the Credit Agreement or the Senior Notes. If an Event of Default specified in clause (7) or (8) of Section 6.01 occurs, such an amount shall ipso facto
                                                               ---- -----
become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

Section 6.03.  Other Remedies.
- ------------   --------------

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Security-holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults.
- ------------   -----------------------

          Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security held by a non-consenting Holder. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.  Control by Majority.
- ------------   -------------------

          The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Security-holders, or that may involve the Trustee in personal liability.

Section 6.06.  Limitation on Suits.
- ------------   -------------------

          A Security-holder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Security-holder may not use this Indenture to prejudice the rights of another Security-holder or to obtain a preference or priority over another Security-holder.

Section 6.07.  Rights of Holders to Receive Payment.
- ------------   ------------------------------------

          Notwithstanding any other provision of this Indenture, but subject to
Article 10 hereof, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.08.  Collection Suit by Trustee.
- ------------   --------------------------

          If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.
- ------------   --------------------------------

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Security-holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Security-holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Security-holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Security-holder any plan of reorganization, arrangement, adjustment or composition affecting the securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Security-holder in any such proceeding.

          If the Trustee does not file a proper claim or proof of debt in the form required in any such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Security-holders.

Section 6.10.  Priorities.
- ------------   ----------

          If the Trustee collects any money pursuant to this Article, it shall, subject to the provisions of Article 10 hereof, pay out the money in the following order:

          First:    to the Trustee, its agents and attorneys for amounts due
under Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second:   to holders of Senior Indebtedness to the extent
required by Article 10 hereof;

          Third:    to Security-holders for amounts due and unpaid on the
Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          Fourth:   to the Company or to such party as a court of competent
jurisdiction shall direct.

          The Trustee may fix a record date and payment date for any payment to Security-holders.

Section 6.11.  Undertaking for Costs.
- ------------   ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                  ARTICLE 7
                                   TRUSTEE

Section 7.01.  Duties of Trustee.
- ------------   -----------------

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (2)  Except during the continuance of an Event of Default:

          (a) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (a) This paragraph does not limit the effect of paragraph (2) of this section.

          (b) This Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(1), (2) and (3) of this Section.

          (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.
- ------------   -----------------

          (1) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture.

          (5) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an officer of the Company.

Section 7.03.  Individual Rights of Trustee.
- ------------   ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

Section 7.04.  Trustee's Disclaimer.
- ------------   --------------------

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 7.05.  Notice of Defaults.
- ------------   ------------------

          If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Security-holders a notice of the Default or Event of Default within 90 days after it occurs and so long as any Indebtedness is outstanding pursuant to the Credit Agreement or Senior Notes, shall mail a copy thereof to the Credit Agent or the Senior Note Trustee, as the case may be. Except in the case of a Default or Event of Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Security-holders.

          The Trustee shall not be deemed to owe any fiduciary duty to the Credit Agent or the Senior Note Trustee.

Section 7.06.  Reports by Trustee to Holders.
- ------------   -----------------------------

          Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to Security-holders a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

          Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Security-holders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 7.07.  Compensation and Indemnity.
- ------------   --------------------------

          The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of the Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08.  Replacement of Trustee.
- ------------   ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this section.

          The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Custodian or public officer takes charge of the Trustee or its property; or

          (4)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee after written request by any Security-holder who has been a Security-holder for at least six months fails to comply with Section 7.10, such Security-holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Security-holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09.  Successor Trustee by Merger, etc.
- ------------   --------------------------------

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.
- ------------   -----------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee is subject to TIA (S) 310(b).

Section 7.11.  Preferential Collection of Claims Against Company.
- ------------   -------------------------------------------------

          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                  ARTICLE 8
                           DISCHARGE OF INDENTURE

Section 8.01.  Termination of Company's Obligations.
- ------------   ------------------------------------

          This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.07 and 8.04 and the Company's, Trustee's and Paying Agent's obligations under Section 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities which have been replaced or paid) to the Trustee for cancellation and the Company have paid all sums payable by the Company. In addition, the Company may terminate all of its obligations under this Indenture if:

          (1) the Company irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (ii) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Securities;

          (2) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an opinion of Counsel to the same effect; and

          (3) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

          Then, this Indenture shall cease to be of further effect (except as provided this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging confir-mation of and discharge under this Indenture. The Company may make the deposit only if Article 10 hereof does not prohibit such payment. However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 4.06, 7.07, 7.08, 8.03 and 8.04 and the Trustee's
and Paying Agent's obligations in Section 8.03 shall survive until the Securities are no longer outstanding.

Thereafter, only the Company's obligations in section 7.07 and 8.04 and the Company's, Trustee's and Paying Agent's obligations in Section 8.03 shall survive.

          After such irrevocable deposit made pursuant to this Section 8.01 and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

          In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02.  Application of Trust Money.
- ------------   --------------------------

          The Trustee or a trustee satisfactory to the Trustee and the company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

Section 8.03.  Repayment to Company.
- ------------   --------------------

          The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

          The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for 2 years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice
            --------  -------
of such payment to be mailed to each Security-holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Security-holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Section 8.04.  Reinstatement.
- ------------   -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section

8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government obligations in accordance with Section 8.02; provided, however, that if the Company has made any payment
                   --------  -------
of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE 9
                                 AMENDMENTS

Section 9.01.  Without Consent of Holders.
- ------------   --------------------------

          The Company and the Trustee may amend this Indenture or the Securities without the consent of any Security-holder:

          (1)  to cure any ambiguity, defect or inconsistency;

          (2)  to comply with Section 5.01 or 11.03;

          (3) to provide for uncertificated Securities in addition to certificated Securities; or

          (4) to make any change that does not adversely affect the legal rights hereunder of any Security-holder.

          Upon the request of the Company, accompanied by a resolution of each of their Boards of Directors authorizing the execution of any such Supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
9.06 hereof, the Trustee shall join with the Company in the execution of any Supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Supplemental Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02.  With Consent of Holders.
- ------------   -----------------------

          The Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities.

          Upon the request of the Company, accompanied by a resolution of their Boards of Directors authorizing the execution of any such Supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Security-holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company in the execution of such Supplemental Indenture unless such Supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such Supplemental Indenture.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Security-holder affected, an amendment or waiver under this Section may not (with respect to any Securities held by a non-consenting Security-holder):

          (1) reduce the principal amount of Securities whose Holders must consent to an amendment or waiver;

          (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

          (3) reduce the principal of or change the fixed maturity of any Security or alter the optional or mandatory redemption provisions or the price at which the Company shall offer to purchase such Securities pursuant to Sections 3.09 and 4.16 hereof;

          (4) make any Security payable in money other than that stated in the Security;

          (5) make any change in Section 6.04 or 6.07 hereof or in this sentence of this Section 9.02;

          (6) make any change in Article 10 that adversely affects the rights of any Security-holders; or

          (7) waive a Default in the payment of principal of or interest on, or redemption payment with respect to, any Security;

          No amendment or waiver under this Section 9.02 or Section 9.01 hereof shall make any change that adversely affects the rights under Article 10 or 11 hereof of any holder of an issue of Senior Indebtedness unless the holders of the issue, pursuant to the terms of such Senior Indebtedness, consent to the change. No amendment or waiver under this Section 9.02 or Section 9.01 hereof shall make any change that adversely affects the rights under this Indenture of the Senior Note Trustee or Credit Agent or the financial institutions party to the Credit Agreement unless the Credit Agent consents to the change.

Section 9.03.  Compliance with Trust Indenture Act.
- ------------   -----------------------------------

          If at the time, this Indenture shall be qualified under the TIA, every amendment to this Indenture or the Securities shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

Section 9.04.  Revocation and Effect of Consents.
- ------------   ---------------------------------

          Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Security-holder.

          The Company may fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.05, or
(ii) such other date as the Company shall designate.

Section 9.05.  Notation on or Exchange of Securities.
- ------------   -------------------------------------

          The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

          Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment or waiver.

Section 9.06.  Trustee to Sign Amendments, etc.
- ------------   -------------------------------

          The Trustee shall sign any amendment or Supplemental Indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or Supplemental Indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.01, shall be fully protected in relying upon, an officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or Supplemental Indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or Supplemental Indenture until the Board of Directors approves it.


                                 ARTICLE 10
                                SUBORDINATION

Section 10.01.  Agreement to Subordinate.
- -------------   ------------------------

          The Company agrees, and each Security-holder by accepting a Security consents and agrees, that the Indebtedness evidenced by the Security (including any guarantees thereof) is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

Section 10.02.  Certain Definitions.
- -------------   -------------------

          "Blockage Notice" means a written notice to the Company to the effect that (i) a Senior Default has occurred and is continuing and (ii) the Company is obligated under Section 10.04(a)(ii) of the Indenture to suspend payments and distributions to the Trustee and the Security-holders in accordance with the terms thereof.

          "Senior Default" means any "Default" as such term is defined in the Loan Agreement; any "Default" as such term is defined in the Senior Note Indenture; and any other default with respect to any Senior Indebtedness.

          "Representative" means each indenture trustee or other trustee, agent or representative for Senior Indebtedness, respectively.

          "Senior Indebtedness" means all Existing Indebtedness, all Indebtedness outstanding pursuant to any Credit Agreement (including Senior Bank Indebtedness) that is permitted by the terms of the Indenture to be incurred, all Indebtedness outstanding pursuant to the Senior Notes, all other Indebtedness permitted by the terms of the Indenture to be incurred that is not expressly made pari passu with or
                                                        ---- -----
subordinated to the Senior Subordinated Debentures, all obligations of the Company with respect to each of the foregoing, and all permissible renewals, extensions, refundings or refinancing thereof. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (i) any Indebtedness of the Company to any of its subsidiaries, other than the Insurance Company Subsidiary (ii) any Indebtedness of the Company or any of its subsidiaries to Ferrell or any of its subsidiaries, or (iii) any Indebtedness incurred for the purchase of goods or materials or for services obtained in the ordinary course of business.

Section 10.03.  Liquidation; Dissolution; Bankruptcy.
- -------------   ------------------------------------

          Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property or in an assignment for the benefit of creditors or any marshalling of the assets and liabilities of the Company:

          (i) holders of Senior Indebtedness shall be entitled to receive payment in full in accordance with its terms of all Obligations with respect to the Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in any such proceeding) before Security-holders shall be entitled to receive any payment of any Obligations with respect to the Securities; and

         (ii) until all obligations with respect to Senior Indebtedness (as provided in subsection (1) above) are paid in full in accordance with its terms, any distribution to which Security-holders would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear, except that Security-holders may receive securities that are subordinated to at least the same extent as the Securities to (a) Senior Indebtedness and (b) any securities issued in exchange for Senior Indebtedness.

          A distribution may consist of cash, securities or other property, by set-off or otherwise.

Section 10.04.  Default on Senior Indebtedness.
- -------------   ------------------------------

          (a) The Company may not make or permit any payment or distribution to the Trustee or any Security-holder in respect of Obligations with respect to the Securities and may not acquire from the Trustee or any Security-holder any Securities for cash or property (other than securities that are subordinated to at least the same extent as the Securities to (x) Senior Indebtedness and (y) any securities issued in exchange for Senior Indebtedness) until all Obligations with respect to the Senior Indebtedness have been paid in full if:

               (i) a Senior Default involving payment of any Obligation with respect to Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity (or that would permit such acceleration with the giving of notice or the passage of time or both); or

              (ii) a Senior Default, other than one referred to in clause (i) above, occurs and is continuing that permits holders of the Senior Indebtedness as to which such Senior Default relates to accelerate its maturity (or that would permit such acceleration with the giving of notice or the passage of time or both), the Company receives a Blockage Notice from a Representative or a holder of any such Senior Indebtedness and 180 days have not passed since the date of receipt of such notice (such date being the "Initial Date"); provided, however, that only one Blockage Notice
                                --------  -------
     relating to the same default or any other non-payment default then permitting acceleration of such Senior Indebtedness existing and actually known on the Initial Date to the person giving such Blockage Notice may be given during the 270-day period commencing on the Initial Date.

          (b) The Company may and shall resume payments on and distributions in respect of the Securities and may acquire them when:

          (i)  the default is cured or waived, or

         (ii) in the case of a default referred to in Section 10.04(a)(ii) hereof, 180 days pass after the Blockage Notice is received if the default is not the subject of judicial proceedings, and if this Article otherwise permits the payment, distribution or acquisition at the time of such payment, distribution or acquisition.

Section 10.05.  Acceleration of Securities.
- -------------   --------------------------

          If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

Section 10.06.  When Distribution Must Be Paid Over.
- -------------   -----------------------------------

          If a payment or distribution is made to the Trustee or any Security-holder that because of this Article should not have been made to it, the Trustee or such Security-holder who receives the payment or distribution shall hold it in trust for the benefit of, and, upon written request, pay it over (less any amount owed to the Trustee under Section 7.07 hereof) to, the holders of Senior Indebtedness as their interests may appear or their Representatives, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay such Senior Indebtedness in full in accordance with its respective terms, after giving effect to any concurrent payment or distribution to or for the holders and owners of Senior Indebtedness.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Security-holders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section 10.07.  Notice by Company.
- -------------   -----------------

          The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Company to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article.

Section 10.08.  Subrogation.
- -------------   -----------

          After all Senior Indebtedness is paid in full and until the Securities are paid in full, Security-holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders
                       ---- -----
of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Security-holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Security-holders is not, as between the Company and security-holders, a payment by the Company on the Senior Indebtedness.

Section 10.09.  Relative Rights.
- -------------   ---------------

          This Article defines the relative rights of Security-holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (1) impair, as between the Company and Security-holders, the obligations of the Company, which are absolute and unconditional, to pay principal of and interest on the securities in accordance with their terms;

          (2) affect the relative rights of Security-holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

          (3) prevent the Trustee or any security-holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Security-holders.

          If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

Section 10.10. Subordination May Not Be Impaired by the Company.
- -------------  ------------------------------------------------

          No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by the failure of the Company to comply with this Indenture.

Section 10.11. Distribution or Notice to Representative.
- -------------  ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

          Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Security-holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Security-holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

Section 10.12. Rights of Trustee and Paying Agent.
- -------------  ----------------------------------

          Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution by the Trustee, or the taking of any action by the Trustee, and the Trustee or Paying Agent may continue to make payments on the Securities unless it shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice. Nothing in this Article 10 shall apply to amounts due to, or impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 10.13. Authorization to Effect Subordination.
- -------------  -------------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee his attorney-in-fact for any and all such purposes.


                                   ARTICLE 11
                                 MISCELLANEOUS

Section 11.01. Trust Indenture Act Controls.
- -------------  ----------------------------

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S) 318(c), the imposed duties shall control.

Section 11.02. Notices.
- -------------  -------

          Any notice or communication by the Company, the Trustee, the Credit Agent or the Senior Note Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Company:

     Ferrellgas, Inc.
     One Liberty Plaza
     Liberty, Missouri 64068
     Attention: Geoffrey H. Ramsden
     Telecopier No.: (816) 792-7985

          With a copy to:

     Smith, Gill, Fisher & Butts
     One Kansas City Plaza
     1200 Main Street
     Kansas City, Missouri 64105
     Attention: Kendrick T. Wallace, Esq.
     Telecopier No.: (816) 391-7600

          If to the Trustee:

     Norwest Bank Minnesota,
     National Association
     6th Street and Marquette
     Minneapolis, Minnesota 55479
     Attention: Ray Haverstock
     Telecopier No.: (612) 667-9825

          If to the Credit Agent under the Loan Agreement:

     Wells Fargo Bank, N.A.
     Ninth Floor
     420 Montgomery Street
     MAC 0101-091
     San Francisco, CA 94163
     Attention: Perrie H. Dunne
     Telecopier No.: (415) 421-1352

          If to the Senior Note Trustee:

     The Connecticut Bank and Trust
     Company, National Association
     One Constitution Plaza
     Hartford, Connecticut 06115
     Attention: Corporate Trust Department

          The Company, the Trustee, the Credit Agent or the Senior Note Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Security-holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Security-holder shall be mailed by first-class mail, certified or registered, return receipt requested, to his address shown on the register kept by the

Registrar. Failure to mail a notice or communication to a Security-holder or any defect in it shall not affect its sufficiency with respect to other Security-holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability to the Credit Agent or the Senior Note Trustee based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Securities.

          If the Company mails a notice or communication to Security-holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 11.03. Communication by Holders with Other Holders.
- -------------  -------------------------------------------

          Security-holders may communicate pursuant to TIA (S) 312(b) with other Security-holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

Section 11.04. Certificate and Opinion as to Conditions Precedent.
- -------------  --------------------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 11.05. Statements Required in Certificate or Opinion.
- -------------  ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.06. Rules by Trustee and Agents.
- -------------  ---------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Security-holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.07. Legal Holidays.
- -------------  --------------

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 11.08. No Recourse Against Others.
- -------------  --------------------------

          No director, officer, employee, agent, manager or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or the Inden-ture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Security-holder by accepting a security waives and releases all such liability.

Section 11.09. Duplicate Originals.
- -------------  -------------------

          The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 11.10. Governing Law.
- -------------  -------------

          The internal law of the State of New York shall govern and be used to construe this Indenture and the Securities.

Section 11.11. No Adverse Interpretation of Other Agreements.
- -------------  ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its subsidi-aries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.12. Successors.
- -------------  ----------

          All agreements of the Company in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section 11.13. Severability.
- -------------  ------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.14. Counterpart Originals.
- -------------  ---------------------

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.15. Table of Contents, Headings, etc.
- -------------  --------------------------------

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                 SIGNATURES

Dated as of December 1, 1991        FERRELLGAS, INC.



                                    By: /s/ Geoffrey H. Ramsden
                                        -----------------------
                                             Vice President

Attest:


Assistant Secretary
Dated as of December 1, 1991        NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION,



                                    By: /s/ Raymond S. Haverstock
                                        -------------------------

                                                                       EXHIBIT A

                             (Face of Security)

                   11-5/8% SENIOR SUBORDINATED DEBENTURES
                            DUE DECEMBER 15, 2003

No.                                                                   $_________

                              Ferrellgas, Inc.

promise to pay to ____________________
or registered assigns, the principal sum of _________________ Dollars on December 15, 2003.
Interest Payment Dates: June 15 and December 15.
Record Dates: June 1 and December 1 (whether or not a Business Day).

                                    Dated: December ___, 1991

                                    Ferrellgas, Inc.

                                    By:
                                       -----------------------

                                    By:
                                       -----------------------

This is one of the Securities
referred to in the within-
mentioned Indenture:

Norwest Bank Minnesota, National Association as Trustee

By
   --------------------------
     Authorized Signature

                             (Back of Security)

                   11-5/8% SENIOR SUBORDINATED DEBENTURES
                            DUE DECEMBER 15, 2003


          1.   Interest.  Ferrellgas, Inc., a Delaware corporation (the
               --------
"Company"), promises to pay interest on the principal amount of this Security at the rate and in the manner specified below.

          The Company shall pay in cash interest on the principal amount of this Security at the rate per annum of 11-5/8%. The Company will pay interest semiannually on June 15 and December 15 of each year, or if any such day is not a Business Day (as defined in the Indenture), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Securities. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Securities; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

          2.   Method of Payment.  The Company will pay interest on the
               -----------------
Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such securities are cancelled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however,, may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

          3.   Paying Agent and Registrar.  Initially, the Trustee will act as
               --------------------------
Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Security-holder. The Company or any of its subsidiaries may act in any such capacity.

          4.   Indenture.  The Company issued the securities under an Indenture
               ---------
dated as of December 1, 1991 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code

(S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and Security-holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. The Securities are unsecured general obligations of the Company limited to $250 million in aggregate principal amount.

          5.   Optional Redemption.  The Company may redeem all or any of the
               -------------------
Securities at any time at 100% of the principal amount thereof, plus accrued interest to the redemption date, if redeemed on or after December 15, 1998. The Securities may not be so redeemed before December 15, 1998.

          6.   Mandatory Redemption.  The Company shall have no mandatory
               --------------------
redemption or sinking fund obligations with respect to the Securities. The Company shall be required to make an offer to repurchase securities under certain circumstances pursuant to Sections 4.10 and 4.16 of the Indenture.

          7.   Redemption or Repurchase at Option of Holder. (a) If there is a
               --------------------------------------------
Change of Control (as defined in the Indenture), the Company will be required to offer to purchase all Securities at 101% of the principal amount thereof, plus accrued interest to the date of purchase. Holders of Securities that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

          (b) If the Company consummates any Asset Sale (as defined in the Indenture), the Company will be required to utilize 100% of the Net Proceeds (as defined in the Indenture) received from such Asset Sale, first to prepay all Indebtedness outstanding under Senior Indebtedness (as defined in the Indenture) (or any Indebtedness which refunds or refinances the same), and second to offer to purchase Securities at 100% of the principal amount thereof, plus accrued interest to the date of purchase. Holders of Securities which are the subject of an offer to purchase will receive an offer to purchase from the company prior to any related purchase date, and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

          8.   Notice of Redemption.  Notice of redemption  will be mailed at
               --------------------
least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption.

          9.   Subordination.  The Securities are subordinated to Senior
               -------------
Indebtedness (as defined in the Indenture), which includes any Indebtedness arising under or in connection with (a) Existing Indebtedness, (b) any Credit Agreement (including Senior Bank Indebtedness) that is permitted by the terms of the Indenture to be incurred, (c) the Senior Notes, and (d) all other Indebtedness permitted by the Indenture to be thereafter created, incurred,
assumed or guaranteed by the Company which is     not expressly pari passu with
                                                                ---- -----
or subordinated to the Securities and all permitted renewals, extensions, refundings and refinancings thereof. Indebtedness is any debt, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereto), or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any such Indebtedness would appear as a liability upon a balance sheet of the Company prepared on a consolidated basis in accordance with generally accepted accounting principles, and includes, to the extent not otherwise included (without duplication), the guaranty of items that would be included in the definition of Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Security-holder by accepting a Security consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

          10.  Denominations, Transfer, Exchange.  The Securities are in
               ---------------------------------
registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed, during the period between a record date and the corresponding Interest Payment Date.

          11.  Persons Deemed Owners.  Prior to due presentment to the Trustee
               ---------------------
for registration of the transfer of this Security, the Trustee, any Agent and the Company may deem and treat the person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered holder of a Security shall be treated as its owner for all purposes.

          12.  Amendments and Waivers.  Subject to certain exceptions, the
               ----------------------
Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Security-holder, the Indenture or the securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Security-holders or to make any change that does not adversely affect the rights of any Security-holder.

          13.  Defaults and Remedies.  Events of Default include: default in
               ---------------------
payment of interest on the Securities for 30 days; default in payment of principal on the Securities; failure by the Company to comply with certain agreements in the Indenture or the securities; failure by the Company for 30 days after notice to it to comply with certain of its other agreements in the Indenture or the Securities; certain defaults under and acceleration prior to maturity of other Indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice and except that if any indebtedness is outstanding pursuant to the Credit Agreement (as defined in the Indenture) or the Senior Notes (as defined in the Indenture), all outstanding securities become due and payable upon the earlier of (x) the day which is five Business Days after the provision to the Company, the Credit Agent (as defined in the Indenture) and the Senior Note Trustee (as defined in the Indenture) of such written notice of acceleration or
(y) the date of acceleration of any indebtedness under the Credit Agreement or the Senior Notes. Security-holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Security-holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          14.  Trustee Dealings with Company.  The Trustee under
               -----------------------------
the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or their Affiliates, and may otherwise deal with the Company or their Affiliates, as if it were not Trustee.

          15.  No Recourse Against Others.  No director, officer, employee,
               --------------------------
agent, manager or stockholder, as such, of the Company or the Trustee, as the case may be, shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obliga-tions or their creation. Each Security-holder by accepting a security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          16.  Authentication.  This Security shall not be valid until
               --------------
authenticated by the manual signature of the Trustee or an authenticating agent.

          17.  Abbreviations.  Customary abbreviations may be used in the name
               -------------
of a Security-holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          18.  CUSIP Numbers.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Security-holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Security-holder upon written request and without charge a copy of the Indenture. Request may be made to:

               Ferrellgas, Inc.
               One Liberty Plaza
               Liberty, Missouri 64068
               Attention: Geoffrey H. Ramsden

                               ASSIGNMENT FORM


          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

- --------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________
_____________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

- --------------------------------------------------------------------------------

Date: ___________________

                    Your Signature:
                                    -------------------------

                              (Sign exactly as your name appears
                               on the face of this Security)

Signature Guarantee.

                       OPTION TO HOLDER TO ELECT PURCHASE


1. If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 4.16 of the Indenture, state the amount you elect to have purchased (if all, write "ALL"): $__________

2. If you want to elect to have this Security redeemed by the Company pursuant to Section 3.09 of the Indenture (Redemption by Application of
     Proceeds from Asset Sale), check the box   [_]

Date: _________________


                    Your Signature:
                                    -------------------------

                         (Sign exactly as your name appears on the
                          face of this Security)

Signature Guarantee.

                                     B-1